                               MOBIL CORPORATION
                               -----------------

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL PERSONS BY THESE PRESENTS, that each of the under-signed directors and/or officers of Mobil Corporation, a Delaware corporation, hereby constitutes and appoints WALTER R. ARNHEIM, STEVEN L. DAVIS, CAROLE J. YALEY and GORDON G. GARNEY his or her true and lawful attorneys-in-fact and agents to execute in his or her name and capacity the 1998 annual report on Form 10-K of this Corporation and any amendments to such annual report with all exhibits thereto, and any and all documents in connection therewith pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, each of such persons having full power to act without the others;

     AND FURTHER, that each of the undersigned directors and/or officers of the Corporation hereby grants to said attorneys-in-fact and agents and each of them, full power and authority to do and perform any and all acts and things essential and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person in connection with the proper exercise of the powers granted hereunder.

     IN WITNESS WHEREOF, the undersigned, as directors and/or officers of said Mobil Corporation or as individuals, have here- unto set their hands and seals as of the 26th day of February, 1999.


NAME AND TITLE                           /s/ Lucio A. Noto
                                         -------------------------------------
                                         Lucio A.  Noto,  Director, Chairman
                                         of the Board, Principal Executive
                                         Officer


                                         /s/ Harold R. Cramer
NAME AND TITLE                           -------------------------------------
                                         Harold R. Cramer, Executive Vice
                                         President, Principal Financial Officer

NAME AND TITLE                           /s/ Steven L. Davis
                                         -------------------------------------
                                         Steven L. Davis, Controller,
                                         Principal Accounting Officer


NAME AND TITLE                           /s/ Lewis M. Branscomb
                                         -------------------------------------
                                         Lewis M. Branscomb, Director


NAME AND TITLE                           /s/ Donald V. Fites
                                         -------------------------------------
                                         Donald V. Fites, Director


NAME AND TITLE                           /s/ Charles A. Heimbold, Jr.
                                         -------------------------------------
                                         Charles A. Heimbold, Jr., Director


NAME AND TITLE                           /s/ Allen F. Jacobson
                                         -------------------------------------
                                         Allen F. Jacobson, Director


NAME AND TITLE                           /s/ Samuel C. Johnson
                                         -------------------------------------
                                         Samuel C. Johnson, Director


NAME AND TITLE                           /s/ Helene L. Kaplan
                                         -------------------------------------
                                         Helene L. Kaplan, Director


NAME AND TITLE                           /s/ J. Richard Munro
                                         -------------------------------------
                                         J. Richard Munro, Director


NAME AND TITLE                           /s/ Aulana L. Peters
                                         -------------------------------------
                                         Aulana L. Peters, Director



NAME AND TITLE                           /s/ Eugene A. Renna
                                         -------------------------------------
                                         Eugene A. Renna, Director

NAME AND TITLE                           /s/ Charles S. Sanford, Jr.
                                         -------------------------------------
                                         Charles S. Sanford, Jr., Director



NAME AND TITLE                           /s/ Robert G. Schwartz
                                         -------------------------------------
                                         Robert G. Schwartz, Director



NAME AND TITLE                           /s/ Iain D. T. Vallance
                                         -------------------------------------
                                         Iain D. T. Vallance, Director